Chapman and Cutler
                         111 West Monroe Street
                        Chicago, Illinois  60603

                            January 21, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-1004
Attn:  Filing Desk, Stop 1-4


   Re: Van Kampen American Capital Equity Opportunity Trust, Series 47
                   File No. 333-17647, CIK No. 897014

Ladies/Gentlemen:

     Pursuant to the requirements of Rule 497(d) of the General Rules and Regulations of the Securities Act of 1933, we are submitting a supplement to the prospectus being used with respect to the above-mentioned series.

                                    Very truly yours,



                                    Chapman and Cutler

Attachment


                         Supplement to the Prospectus

                         Van Kampen American Capital
                     Equity Opportunity Trust, Series 47

            Strategic Ten Trust United States Portfolio, Series 12
                                    and
            Strategic Five Trust United States Portfolio, Series 6


Notwithstanding anything to the contrary in the Prospectus, the following paragraphs are hereby deleted and replaced with the following as noted:


Page 16 - Last Paragraph


Based on the total returns set forth in the table above, the average annual total returns for the DJIA Ten for the most recent three, five, ten, twenty and twenty-five year periods were 22.11%, 20.04%, 17.78%, 17.85% and 18.64%, respectively. On the other hand, based on the total returns set forth in the table above, the average annual total returns for the DJIA for the most recent three, five, ten, twenty and twenty-five year periods were 22.58%, 18.21%, 16.50%, 14.27% and 12.76%, respectively.


Page 17 - Last Paragraph


The chart below represents past performance of the DJIA and the DJIA Ten (but does not represent possible performance of the Strategic Ten United States Trust which, as indicated above, includes certain expenses and commissions not included in the chart) and should not be considered indicative of future results. Further, results are hypothetical. The chart assumes that all dividends during a year (including those on stocks trading ex-dividend as of the last day of the year) are reinvested at the end of that year and does not reflect sales charges, commissions, expenses or income taxes. Based on the foregoing assumptions, the average annual returns (which represent the percentage return derived by taking the sum of the initial investment and all appreciation and dividends for the specified investment period) during the period referred to in the table were 18.64% and 12.76% for the DJIA Ten and the DJIA, respectively. There can be no assurance that the Strategic Ten United States Trust will outperform the DJIA over its life or over consecutive rollover periods, if available.


Page 20 - Last Paragraph


Based on the total returns set forth in the table above, the average annual total returns for the DJIA Five for the most recent three, five, ten, twenty and twenty-five year periods were 24.84%, 27.51%, 18.58%, 19.97% and 20.98%, respectively. On the other hand, based on the total returns set forth in the table above, the average annual total returns for the DJIA for the most recent three, five, ten, twenty and twenty-five year periods were 22.58%, 18.21%, 16.50%, 14.27% and 12.76%, respectively.


Page 21 - Last Paragraph


The chart below represents past performance of the DJIA and the DJIA Five (but does not represent possible performance of the Strategic Five United States Trust which, as indicated above, includes certain expenses and commissions not included in the chart) and should not be considered indicative of future results. Further, results are hypothetical. The chart assumes that all dividends during a year (including those on stocks trading ex-dividend as of the last day of the year) are reinvested at the end of that year and does not reflect sales charges, commissions, expenses or income taxes. Based on the foregoing assumptions, the average annual returns (which represent the percentage return derived by taking the sum of the initial investment and all appreciation and dividends for the specified investment period) during the period referred to in the table were 20.98% and 12.76% for the DJIA Five and the DJIA, respectively. There can be no assurance that the Strategic Five United States Trust will outperform the DJIA over its life or over consecutive rollover periods, if available.


Dated: January 21, 1997